EX-99.77Q3   Additional information.

-NSAR Question 34-36 (Screen Number 20)
Due to software error, please disregard all answers submitted electronically. Attached below is the replacement for Screen Number 20.

                                                       This page being
                                                       filed for ALL series


34. Did Registrant/Series impose a deferred or contingent
    deferred sales load during the reporting period? (Y or N) ------      Y

    NOTE: If answer is 'N' (No), skip the remaining questions on this screen and proceed to Screen Number 21.

35. Total deferred or contingent deferred sales loads collected during current period from redemptions and repurchases of
    Registrant's/Series' shares ($000's omitted) ------------------ $   875

36.A) Did Registrant/Series retain all monies collected from the deferred or contingent deferred sales loads during the
      reporting period? (Y or N) -----------------------------------      Y

   B) If the answer to sub-item 36A is 'N' (No), state the net amount Registrant/Series retained from deferred or
      contingent deferred sales loads ($000's omitted) ------------ $     0

                          SCREEN NUMBER: 20



-Additional information for NSAR Question #15

                                                        This page is being
     CUSTODIAN/SUB-CUSTODIAN                            filed for ALL series.

15.A) Custodian/Sub-custodian: HSBC BANK MALTA PLC
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: MALTA                   State:    Zip Code:       Zip Ext.:
   D) Foreign Country: MALTA              Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





     Press Ctrl-Left Arrow for previous, Ctrl-Right Arrow for next/more.
                              SCREEN NUMBER:  9



                                                        This page is being
     CUSTODIAN/SUB-CUSTODIAN                            filed for ALL series.

15.A) Custodian/Sub-custodian: HVB BANK SERBIA - MONTENEGRO A.D.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: SERBIA              State:    Zip Code:       Zip Ext.:
   D) Foreign Country: SERBIA                     Foreign Postal Code:
  E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





     Press Ctrl-Left Arrow for previous, Ctrl-Right Arrow for next/more.
                              SCREEN NUMBER:  9




                                                        This page is being
     CUSTODIAN/SUB-CUSTODIAN                            filed for ALL series.

15.A) Custodian/Sub-custodian: CITIBANK N.A.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: PUERTO RICO             State:    Zip Code:       Zip Ext.:
   D) Foreign Country: PUERTO RICO                Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





     Press Ctrl-Left Arrow for previous, Ctrl-Right Arrow for next/more.
                              SCREEN NUMBER:  9





                                                        This page is being
     CUSTODIAN/SUB-CUSTODIAN                            filed for ALL series.

15.A) Custodian/Sub-custodian: BARCLAYS BANK OF UGANDA LIMITED
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: UGANDA             State:    Zip Code:       Zip Ext.:
   D) Foreign Country: UGANDA                Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





     Press Ctrl-Left Arrow for previous, Ctrl-Right Arrow for next/more.
                              SCREEN NUMBER:  9